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                                                                    EXHIBIT 23.2

                                  CONSENTS OF

                INDEPENDENT PUBLIC ACCOUNTANTS FOR TENNECO INC.

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 17, 1999, included in Tenneco Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

                                          ARTHUR ANDERSEN LLP
Houston, Texas
April 14, 1999

           INDEPENDENT PUBLIC ACCOUNTANTS FOR THE TENNECO THRIFT PLAN

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 15, 1998, included in the Annual Report of the Tenneco Thrift Plan on Form 11-K for the year ended December 31, 1997.

                                          ARTHUR ANDERSEN LLP
Houston, Texas
April 14, 1999

                     INDEPENDENT PUBLIC ACCOUNTANTS FOR THE

                    TENNECO THRIFT PLAN FOR HOURLY EMPLOYEES

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 15, 1998, included in the Annual Report of the Tenneco Thrift Plan for Hourly Employees on Form 11-K for the year ended December 31, 1997.

                                          ARTHUR ANDERSEN LLP
Houston, Texas
April 14, 1999